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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): March 31, 2005

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                                 Deb Shops, Inc.
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               (Exact Name of Registrant as Specified in Charter)

              Pennsylvania              0-12188            23-1913593
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       (State or Other Jurisdiction   (Commission        (IRS Employer
            of Incorporation)         File Number)     Identification No.)


        9401 Blue Grass Road,
        Philadelphia, Pennsylvania                                  19114
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        (Address of Principal Executive Offices)               (Zip Code)

       Registrant's telephone number, including area code: (215) 676-6000

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

                        --------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)



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[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On March 31, 2005, Deb Shops, Inc. (the "Company") issued a press release announcing its preliminary results for its fourth quarter and fiscal year ended January 31, 2005. A copy of the press release is attached hereto as
Exhibit 99.

         The information hereunder shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

         Use of Non-GAAP Financial Information
         -------------------------------------

         To supplement the Company's consolidated financial statements presented in accordance with generally accepted accounting principles ("GAAP"), the Company uses the non-GAAP measure of EBITDA (defined by the Company as net income (loss) before taxes, depreciation and amortization) for the three-month and 12-month periods ended January 31, 2005.

         The Company's management reviews this non-GAAP measure internally to evaluate the Company's performance and manage its operations. In addition, since the Company has historically provided non-GAAP results and guidance to the investment community, the Company believes that the inclusion of EBITDA provides consistent and comparable measures to help investors understand the Company's current and future operating results. The non-GAAP measure included in the press release attached hereto as Exhibit 99 has been reconciled to the comparable GAAP measure as required under SEC rules regarding the use of non-GAAP financial measures. The Company urges investors to carefully review the GAAP financial information included as part of the Company's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and quarterly earnings releases.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

         (c)   Exhibits

         The following exhibit is furnished with this Current Report on Form
8-K:

         Exhibit
         No.        Description
         -------    -----------

         99 Press release, dated March 31, 2005, captioned "DEB SHOPS REPORTS PRELIMINARY UNAUDITED FOURTH QUARTER RESULTS AND FISCAL 2005 YEAR-END RESULTS; Fourth Quarter Earnings Per Share Increased to $0.76 versus $0.63 Last Year; Fiscal 2005 Earnings Per Share Increased to $1.30 versus $0.93 Last Year."

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                                   Signatures
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                DEB SHOPS, INC.


Dated:  March 31, 2005                          By:  Barry J. Susson
                                                   -------------------------
                                                     Barry J. Susson
                                                     Chief Financial Officer











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                                  EXHIBIT INDEX
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         The following exhibit is furnished as part of this Current Report on
Form 8-K:

         Exhibit
         No.        Description
         -------    -----------

         99* Press release, dated March 31, 2005, captioned "DEB SHOPS REPORTS PRELIMINARY UNAUDITED FOURTH QUARTER RESULTS AND FISCAL 2005 YEAR-END RESULTS; Fourth Quarter Earnings Per Share Increased to $0.76 versus $0.63 Last Year; Fiscal 2005 Earnings Per Share Increased to $1.30 versus $0.93 Last Year."

         * Filed electronically herewith.










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